UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2007
SIRENZA MICRODEVICES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-30615 (Commission File Number)	77-0073042 (I.R.S. Employer Identification Number)
303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021
(Address of principal executive offices, including zip code)
(303) 327-3030
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX TO FORM 8-K
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On October 22, 2007, the Compensation Committee of the Board of Directors of Sirenza Microdevices, Inc. (“Sirenza” or the “Company”) approved amendments to each of (i) the Executive Employment Agreement between Sirenza and Charles R. Bland, (ii) the Change of Control Severance Agreement between Sirenza and Gerald Quinnell, (iii) the Executive Employment Agreement between Sirenza and Clay Simpson, (iv) the Executive Employment Agreement between Sirenza and Gerald Hatley (collectively, the agreements listed under (i) through (iv) are the “Agreements“) and (v) the General Incentive Plan Terms and Conditions for Sirenza’s corporate incentive plans. All of the material modifications contained in the amendments were made for the purpose of compliance with Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Among the changes made, the amendments to the above-listed Executive Employment Agreements provide that payments which the Company previously had discretion to pay in a lump sum will now definitively be paid in a lump sum. However, certain payments under all of the Agreements are subject to the application of a six (6) month delay in payment, which was implemented to comply with the requirements of Section 409A. In addition, the provision of continued health benefits under the Agreements was altered to reflect a reimbursement of the applicable executive’s payment of the premiums for such benefits, again for the purposes of complying with Section 409A. For the same purposes, the General Incentive Plan Terms and Conditions for Sirenza’s corporate incentive plans was amended to clarify the timing of the severance payments. Certain other non-material changes were also made to the above-listed documents.
     In addition, on October 22, 2007, Sirenza accelerated the vesting of outstanding restricted stock awards to October 31, 2007 for restricted stock awards otherwise scheduled to vest on November 10, 2007 and held by Sirenza’s employees to allow for easier administration of related tax withholding in light of the anticipated closing of Sirenza’s acquisition by RF Micro Devices Inc. These outstanding restricted stock awards included the following awards held by executive officers of Sirenza:
Charles R. Bland 4,750 shares
Gerald Hatley 4,250 shares
Norm Hilgendorf 4,750 shares
Gerald Quinnell 8,000 shares
Clay Simpson 5,000 shares
The description of the Agreements and the amendment to Sirenza’s General Incentive Plan Terms and Conditions contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Agreements and the amendment to Sirenza’s General Incentive Plan Terms and Conditions, a copy of which has been included as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Form of the Amendment to the Executive Employment Agreement between Sirenza and Charles R. Bland

10.2	Form of the Amendment to the Change of Control Severance Agreement between Sirenza and Gerald Quinnell

10.3	Form of the Amendment to the Executive Employment Agreement between Sirenza and Clay Simpson

10.4	Form of the Amendment to the Executive Employment Agreement between Sirenza and Gerald Hatley

10.5	Sirenza General Incentive Plan Terms and Conditions, as amended and restated

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.
By:	/s/Clay Simpson
Clay Simpson
Vice President and General Counsel

Date: October 26, 2007

SIRENZA MICRODEVICES, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit
Number	Description
10.1	Form of the Amendment to the Executive Employment Agreement between Sirenza and Charles R. Bland

10.2	Form of the Amendment to the Change of Control Severance Agreement between Sirenza and Gerald Quinnell

10.3	Form of the Amendment to the Executive Employment Agreement between Sirenza and Clay Simpson

10.4	Form of the Amendment to the Executive Employment Agreement between Sirenza and Gerald Hatley

10.5	Sirenza General Incentive Plan Terms and Conditions, as amended and restated